UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 14, 2020

LMP Automotive Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-236260	82-3829328
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

500 East Broward Blvd., 19th Floor, Fort Lauderdale, FL	33394
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 895-0352

N/A

Former name or former address, if changed since last report

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	LMPX	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 14, 2020, LMP Automotive Holdings, Inc., a Delaware corporation (the “Company”) announced the hiring of Evan Bernstein, age 41, as Chief Financial Officer (“CFO”). Mr. Bernstein has been serving as the Company’s Controller since August 8, 2020.

From 2001 to 2004, Mr. Bernstein was an auditor at Morrison, Brown, Argiz, and Farra, and a senior auditor at Crowe Horwath from 2004 to 2005. From 2005 to 2008, Mr. Bernstein served as Assistant Controller at the Braman Organization, rising to Controller from 2008 to 2009, Senior Controller from 2009 to 2015 and Chief Financial Officer and Treasurer of Braman Automotive Dealerships Miami from 2015 to 2019, a role in which he was responsible for 23 franchises generating approximately $2 billion in annual revenue.

Mr. Bernstein will receive an annual base salary of $240,000 per year plus 4% of the consolidated share of factory statement income in which the Company has an ownership interest (the “Revenue Share”), not to exceed $25,000 per month. Mr. Bernstein is also entitled to a guaranteed bonus of $20,000 per month for his first six months of employment, unless his Revenue Share is greater than $20,000 in any such month. In addition, when Mr. Bernstein was hired as the Company’s Controller, he received options to purchase 40,000 shares of the Company’s common stock at an exercise price of $7.50. The options will vest pro rata on an annual basis over a two-year period.

A copy of the press release announcing the appointment of Mr. Bernstein as the Company’s CFO is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On September 15, 2020, the Company moved its corporate headquarters to [500 East Broward Blvd., 19th Floor, Fort Lauderdale, Florida, 33394. The Company’s telephone number remains the same, 954-895-0352. A copy of the press release announcing the relocation of the Company’s corporate headquarters is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 14, 2020.
99.2	Press Release, dated September 15, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LMP AUTOMOTIVE HOLDINGS, INC.

September 15, 2020	By:	/s/ Sam Tawfik
	Name:	Sam Tawfik
	Title:	President and Chief Executive Officer

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